                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             ESCALON MEDICAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------


(ESCALON LOGO)                                                 Escalon Medical Corp.
                                                 565 East Swedesford Road, Suite 200
                                                                     Wayne, PA 19087
                                                Tel.610-688-6830 - Fax. 610-688-3641



--------------------------------------------------------------------------------

                  NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 28, 2006

To the Shareholders of Escalon Medical Corp.:

     The annual meeting of shareholders of Escalon Medical Corp. will be held at 9:00 a.m., local time, on December 28, 2006, at the offices of Duane Morris LLP, 30 South 17th Street, 12th Floor, Philadelphia, Pennsylvania. At our annual meeting, our shareholders will act on the following matters:

     1. Election of two Class I directors, each for a term of three years and until their respective successors have been elected to serve; and

     2. Any other matters that properly come before our annual meeting.

     All shareholders of record as of the close of business on November 10, 2006 are entitled to vote at our annual meeting.

     Our 2006 Annual Report is being mailed to shareholders together with this Notice.

     It is important that your shares be voted at our annual meeting. Please complete, sign and return the enclosed proxy card in the envelope provided whether or not you expect to attend our annual meeting in person.

                                        By Order of the Board of Directors,

                                        -s- Richard J.DePiano
                                        Richard J. DePiano
                                        Chairman and Chief Executive Officer

November 28, 2006
Wayne, Pennsylvania

                              ESCALON MEDICAL CORP.

                                 PROXY STATEMENT

     This proxy statement contains information relating to the annual meeting of shareholders of Escalon Medical Corp. to be held on December 28, 2006, at the offices of Duane Morris LLP, 30 South 17th Street, 12th Floor, Philadelphia, Pennsylvania at 9:00 a.m., local time, and at any adjournment, postponement or continuation of the annual meeting. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about November 28, 2006. Unless the context indicates otherwise, all references in this proxy statement to "we," "us," "our" "Escalon" or the "Company" mean Escalon Medical Corp. and its subsidiaries.

                                    CONTENTS



                                                                                   PAGE
                                                                                   ----


ABOUT OUR ANNUAL MEETING........................................................     1
  What is the purpose of our annual meeting?....................................     1
VOTING..........................................................................     1
  Who is entitled to vote at our meeting?.......................................     1
  What are the voting rights of our shareholders?...............................     1
  Who can attend our annual meeting?............................................     1
  What constitutes a quorum?....................................................     1
  How do I vote?................................................................     1
  May I change my vote after I return my proxy card?............................     1
  What are our Board's recommendations?.........................................     2
  What vote is required to approve each matter?.................................     2
  Who will pay the costs of soliciting proxies on behalf of our Board of
     Directors?.................................................................     2
STOCK OWNERSHIP.................................................................     3
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.........................     3
ELECTION OF DIRECTORS...........................................................     4
ITEM 1 -- ELECTION OF CLASS I DIRECTORS.........................................     4
INTRODUCTION....................................................................     4
  Governance and Nominating Procedures..........................................     4
  Actions Taken by Our Governance and Nominating Committee......................     4
  Candidates for Election.......................................................     4
  Directors Continuing in Office................................................     5
CORPORATE GOVERNANCE............................................................     6
  Our Board of Directors and Its Committees.....................................     6
  Director -- Shareholder Communication.........................................     7
COMPENSATION OF DIRECTORS.......................................................     7
EXECUTIVE OFFICERS OF THE COMPANY...............................................     8
EXECUTIVE COMPENSATION..........................................................     8
  Summary Compensation Table....................................................     8
  Options Grants in Last Fiscal Year............................................     9
  Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year End Option
     Values.....................................................................     9
  Employment Agreements.........................................................     9
  Related-Person Transactions...................................................    12
AUDIT AND NON-AUDIT FEES........................................................    11
  Report of the Audit Committee.................................................    12
SHAREHOLDER PROPOSALS...........................................................    12
OTHER MATTERS...................................................................    13

                            ABOUT OUR ANNUAL MEETING

WHAT IS THE PURPOSE OF OUR ANNUAL MEETING?

     At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of two Class I directors and any other matters that properly come before our annual meeting. In addition, our management will report on our performance during fiscal 2006 and respond to appropriate questions from shareholders.

                                     VOTING

WHO IS ENTITLED TO VOTE AT OUR MEETING?

     Holders of common stock of record at the close of business on the record date, November 10, 2006, are entitled to receive notice of and to vote at our annual meeting, and any adjournment, postponement or continuation of our annual meeting.

WHAT ARE THE VOTING RIGHTS OF OUR SHAREHOLDERS?

     As of the record date, 6,369,272 shares of common stock were outstanding, each of which entitles the holder to one vote with respect to each matter to be voted on at our annual meeting.

WHO CAN ATTEND OUR ANNUAL MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend our annual meeting. Even if you currently plan to attend our annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend our annual meeting.

     If you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at our annual meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at our annual meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at our annual meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at our annual meeting.

HOW DO I VOTE?

     If you or your duly authorized attorney-in-fact complete, properly sign and return the accompanying proxy card to us, it will be voted as you direct. If you are a registered shareholder and attend our annual meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at our annual meeting will need to obtain a signed proxy from the institution that holds their shares.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend our annual meeting in person and request that your proxy be revoked, although attendance at our annual meeting will not by itself revoke a previously granted proxy.

WHAT ARE OUR BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote:

     - FOR election of our nominees for Class I directors (see pages 4 through 7).

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER?

     Election of Class I Directors. The two persons receiving the highest number of "FOR" votes cast by the holders of our common stock for election as Class I directors will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although the proxy will be counted for purposes of determining whether a quorum is present. Abstentions and shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner of or persons otherwise entitled to vote the shares and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will not be taken into account in determining the outcome of the election. We do not permit cumulative voting in the election of directors.

     Other Matters. The affirmative vote of a majority of the votes cast by the holders of our common stock on the proposal will be required to approve any other matter that properly comes before our annual meeting. Abstentions and broker non-votes do not constitute votes cast and therefore will not effect the outcome of the vote.

     If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board of Directors, i.e., FOR the election of our nominees for Class I directors.

WHO WILL PAY THE COSTS OF SOLICITING PROXIES ON BEHALF OF OUR BOARD OF
DIRECTORS?

     We are making this solicitation and will pay the cost of soliciting proxies on behalf of our Board of Directors, including expenses of preparing and mailing this proxy statement. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person or by telephone or telegram by our regular officers and employees, none of whom will receive special compensation for such services. Upon request, we will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

                                 STOCK OWNERSHIP

     The following table shows the amount and percentage of our outstanding common stock beneficially owned by each director, each nominee for director, each executive officer named in the Summary Compensation Table, persons or groups who beneficially own more than 5% of our outstanding common stock and all of our executive officers and directors as a group as of November 10, 2006.

                           BENEFICIAL OWNERSHIP TABLE


                                                              AMOUNT OF
                                     AMOUNT OF               BENEFICIAL
                                    BENEFICIAL                OWNERSHIP
NAME AND ADDRESS OF 5% BENEFICIAL  OWNERSHIP OF               OF SHARES         AMOUNT OF         AGGREGATE
OWNERS AND OFFICERS,                OUTSTANDING    PERCENT   UNDERLYING   AGGREGATE BENEFICIAL   PERCENT OF
DIRECTORS AND GROUP                  SHARES(1)    OF CLASS     OPTIONS          OWNERSHIP           CLASS
---------------------------------  ------------   --------   ----------   --------------------   ----------


Richard J. DePiano...............     144,278        2.3%      236,897           381,175              6.0%
Fidelity Management & Research
  Co. ...........................     585,100        9.2%           --           585,100              9.2%
Barclays Global Investors, N.A...     383,072       6.04%           --           383,072             6.04%
Harry M. Rimmer*.................       3,000        0.1%      143,000           146,000              2.3%
Robert O'Connor..................          --       0.00%       60,000            60,000              0.8%
Mark Karsch*.....................
Jay L. Federman, MD..............      12,072        0.2%       45,000            57,072              0.9%
William L. Kwan..................          --       0.00%       50,000            50,000              0.8%
Fred G. Choate...................          --       0.00%       10,000            10,000              0.2%
Anthony J. Coppola...............          --       0.00%       25,000            25,000              0.4%
Lisa A. Napolitano...............          --       0.00%       22,000            22,000              0.4%
All Directors and executive
  officers as a group (9
  persons).......................     159,350        2.5%      591,897           715,247            11.84%


--------

   * Mr. Rimmer's employment with the Company was terminated September 2006, and Mr. Karsch resigned in March 2006.

     Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part with the person's spouse, or individually by his or her spouse.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that our officers and directors, as well as persons who own 10% or more of a class of our equity securities, file reports of their ownership of our securities, as well as statements of changes in such ownership, with us and the Securities and Exchange Commission (the "SEC"). Based upon written representations received by us from our officers, directors and 10% or greater shareholders, and our review of the statements of beneficial ownership changes filed with us by our officers, directors and 10% or greater shareholders during fiscal 2006, we believe all such filings required during the fiscal year 2006 were made on a timely basis.

                              ELECTION OF DIRECTORS

                     ITEM 1 -- ELECTION OF CLASS I DIRECTORS

INTRODUCTION

     The election of our directors by our shareholders is governed by the Pennsylvania Business Corporation Law and our Bylaws. The following discussion summarizes these provisions and describes the process our Governance and Nominating Committee will follow in connection with the nomination of candidates for election as directors by the holders of our common stock.

GOVERNANCE AND NOMINATING PROCEDURES

     Our Governance and Nominating Committee is responsible for recommending to the Board of Directors candidates to stand for election to the Board of Directors at the annual meeting. Our Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the advance notice procedures in Section 2.3 of our Bylaws. These procedures are described under "Shareholder Proposals" in this proxy statement. The Governance and Nominating Committee may also consider director candidates proposed by our management. We have not utilized third-party executive search firms to identify candidates for director.

     With the exception of applicable rules of the SEC and the Nasdaq Stock Market(SM) ("Nasdaq"), our Governance and Nominating Committee does not have any specific, minimum qualifications for candidates for election to our Board of Directors, and our Governance and Nominating Committee may take into account such factors as it deems appropriate. Our Governance and Nominating Committee examines the specific attributes of candidates for election to our Board of Directors and also considers the judgment, skill, diversity, business experience, the interplay of the candidate's experience with the experience of the other members of our Board of Directors and the extent to which the candidate would contribute to the overall effectiveness of our Board of Directors.

     Our Governance and Nominating Committee will utilize the following process in identifying and evaluating candidates for election as members of our Board of
Directors:

     - Evaluation of the performance and qualifications of the members of our Board of Directors whose term of office will expire at the forthcoming annual meeting of shareholders and determination of whether they should be nominated for re-election.

     - Consideration of the suitability of the candidates for election, including incumbent directors.

     - Review of the qualifications of any candidates proposed by shareholders in accordance with our Bylaws, candidates proposed by management and candidates proposed by individual members of our Board of Directors.

     - After such review and consideration, propose to the Board of Directors a slate of candidates for election at the forthcoming annual meeting of shareholders.

ACTIONS TAKEN BY OUR GOVERNANCE AND NOMINATING COMMITTEE

     Our Governance and Nominating Committee met once during fiscal 2006, but our entire Board of Directors performed the functions of the Governance and Nominating Committee with respect to the nominating of candidates for election at the 2006 annual meeting. The Board of Directors met on September 13, 2006 for the purpose of nominating candidates for election as directors by our shareholders at our 2006 annual meeting of shareholders and approved the nomination of the persons named below.

CANDIDATES FOR ELECTION

     Our Board of Directors currently consists of six members, four of whom are considered independent for purposes of the applicable Nasdaq rules. The current independent directors are Anthony J. Coppola, Lisa A. Napolitano, Fred Choate and William L. G. Kwan. Each director is elected for a three-year term and until his successor has been duly elected. The current three-year terms of our directors expire in the years 2006, 2007 and 2008, respectively.

     Two Class I directors are to be elected at our annual meeting. Unless otherwise instructed, the proxies solicited by our Board of Directors will be voted for the election of the nominees named below. The two Class I nominees are currently directors of the Company.

     If any of the nominees becomes unavailable for any reason, the proxies intend to vote for a substitute nominee designated by our Board of Directors. Our Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on our Board of Directors for any reason may be filled by a majority of our directors then in office until the expiration of the term of the class of directors in which the vacancy exists.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

     The names of the nominees for Class I directors and the Class II directors and Class III directors who will continue in office after our annual meeting until the expiration of their respective terms, together with certain information regarding them, are as follows:


NOMINEES FOR
CLASS I
------------
NAME OF           DIRECTOR    YEAR TERM             PRINCIPAL OCCUPATION DURING PAST FIVE
DIRECTOR            SINCE    WILL EXPIRE   AGE         YEARS AND CERTAIN DIRECTORSHIPS
--------          --------   -----------   ---      -------------------------------------


William L.G.        1999        2009*       65   Retired; Vice President of Business
  Kwan.........                                  Development of Alcon Laboratories, Inc. a
                                                 medical products company, from October 1996
                                                 to 1999, and Vice President of
                                                 International Surgical Instruments from
                                                 November 1989 to October 1999.
Anthony J.          2000        2009*       68   Principal and operator of The Historic Town
  Coppola......                                  of Smithville, Inc., a real estate and
                                                 commercial property company from 1988 to
                                                 present; Retired Division President of SKF
                                                 Industries, a manufacturing company, from
                                                 1963 to 1986.


--------

   * If elected at the annual meeting.

DIRECTORS CONTINUING IN OFFICE


NAME OF
DIRECTOR          DIRECTOR    YEAR TERM             PRINCIPAL OCCUPATION DURING PAST FIVE
CLASS II            SINCE    WILL EXPIRE   AGE         YEARS AND CERTAIN DIRECTORSHIPS
--------          --------   -----------   ---      -------------------------------------


Lisa A.             2003         2007       43   Tax Manager, Global Tax Management, Inc., a
  Napolitano...                                  provider of compliance support services for
                                                 both federal and state taxes, since 1998.
Fred G.             2005         2007       60   Managing Member of Atlantic Capital Funding
  Choate.......                                  LLC from 2003 to present, Managing Member
                                                 of Atlantic Capital Management LLC from
                                                 2004 to present; Baltic-American Enterprise
                                                 Fund, Chief Investment Officer from 2003 to
                                                 present; Managing Member of Greater
                                                 Philadelphia Venture Capital Corp. from
                                                 1992 to present. Mr. Choate has been a
                                                 director of Parke Bank since 2003. Mr.
                                                 Choate was formerly a director of the
                                                 Company from 1998 to 2003.

NAME OF DIRECTOR    DIRECTOR    YEAR TERM            PRINCIPAL OCCUPATION DURING PAST FIVE
CLASS III             SINCE    WILL EXPIRE   AGE        YEARS AND CERTAIN DIRECTORSHIPS
----------------    --------   -----------   ---     -------------------------------------


Richard J.            1996         2008       65   Chairman and CEO of the Company since
  DePiano........                                  March 1997. CEO of the Sandhurst Company,
                                                   L.P. and Managing Director of the
                                                   Sandhurst Venture Fund since 1986;
                                                   Chairman of the Board of Directors of
                                                   PhotoMedex, Inc.
Jay L. Federman,      1996         2008       67   Chief of the Division of Ophthalmology at
  M.D. ..........                                  the Medical College of Pennsylvania and
                                                   Drexel University School of Medicine and
                                                   Co-Director of the Retina Service at
                                                   Wills Eye Hospital, Chairman of the Board
                                                   of Directors, of the Company from
                                                   February 1996 to March 1997.


                              CORPORATE GOVERNANCE

OUR BOARD OF DIRECTORS AND ITS COMMITTEES

     The SEC and Nasdaq have adopted regulations and listing requirements that relate to our corporate governance. Our Board of Directors has adopted standards and practices in order to comply with those regulations that apply to us. The Company has adopted a Code of Ethics for its executive officers, which can be accessed on the Company's web site at www.escalonmed.com. Our independent directors meet at regularly scheduled meetings at which only independent directors are present. Our Board of Directors met seven times in fiscal 2006. Our Board of Directors has an Executive Committee, an Audit Committee, a Governance and Nominating Committee and a Compensation Committee.

  AUDIT COMMITTEE

     Our Audit Committee consists of Anthony J. Coppola, William L.G. Kwan and Lisa A. Napolitano. Each of our Audit Committee members satisfies the independence requirements of the Exchange Act and Nasdaq rules and complies with the financial literacy requirements thereof. Our Board of Directors has determined that all members of Audit Committee, Anthony J. Coppola, Lisa A. Napolitano and William L.G. Kwan, satisfy the audit committee financial expert requirements and have the requisite experience as defined by the SEC's rules. The Committee met four times during fiscal 2006. Consistent with the Sarbanes-Oxley Act of 2002, the Audit Committee has responsibility for:

     - the selection of our independent public accountants;

     - reviewing the scope and results of the audit;

     - reviewing related-party transactions; and

     - reviewing the adequacy of our accounting, financial, internal and operating controls.

     Our Audit Committee operates pursuant to a written charter, the full text of which was attached to our proxy statement for our 2004 annual meeting and is available on our website.

  GOVERNANCE AND NOMINATING COMMITTEE

     Our Governance and Nominating Committee consists of Anthony J. Coppola, Fred G. Choate and Lisa A. Napolitano. Each member of the Governance and Nominating Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Governance and Nominating Committee has responsibility for:

     - developing and recommending to the Board corporate governance guidelines, establishing procedures to ensure effective functioning of the Board;

     - reviewing of director compensation;

     - identifying of individuals believed to be qualified to become members of our Board of Directors and to recommend to our Board of Directors nominees to stand for election as directors; and

     - identifying of members of our Board of Directors qualified to serve on the various committees of our Board of Directors.

     Our Governance and Nominating Committee operates pursuant to a written charter, the full text of which was attached to our proxy statement for our 2004 annual meeting and is available on our website.

  COMPENSATION COMMITTEE

     Our Compensation Committee consists of Lisa A. Napolitano, William L.G. Kwan and Anthony J. Coppola. The Committee met two times during fiscal 2006. Each member of the Compensation Committee is independent within the meaning of the rules of Nasdaq and of the SEC. Our Compensation Committee has responsibility for:

     - the annual review and determination of the compensation of our executive officers;

     - providing annual compensation recommendations to our Board of Directors for all of our officers;

     - determining the employees who participate in our equity incentive plans and the provision of recommendations to our Board of Directors as to individual stock option grants and other awards; and

     - the general oversight of our employee benefit plans.

     Our Compensation Committee operates pursuant to a written charter, the full text of which was attached to our proxy statement for our 2004 annual meeting and is available on our website.

DIRECTOR -- SHAREHOLDER COMMUNICATIONS

     Our shareholders may communicate with our Board of Directors through our Secretary. Shareholders who wish to communicate with any of our directors may do so by sending their communication in writing addressed to a particular director, or in the alternative, to "Non-management Directors" as a group, in care of our Secretary at our headquarters, 565 East Swedesford Road, Suite 200, Wayne, PA 19087. All such communications that are received by our Secretary will be promptly forwarded to the addressee or addressees set forth in the communication.

     We actively encourage our directors to attend our annual meetings of shareholders because we believe director attendance at our annual meetings provides our shareholders with an opportunity to communicate with the members of our Board of Directors. All of our directors, with the exception of Mr. Kwan, attended our annual meeting of shareholders in 2005 and, with the exception of Mr. Kwan, intend to be in attendance at the 2006 annual meeting.

                            COMPENSATION OF DIRECTORS

     None of the Company's directors were paid any directors fees by the Company during the fiscal year ended June 30, 2006. On November 11, 2006, each non-employee director was issued stock options to purchase 10,000 shares of the Company's common stock. The exercise price for each of these options was $2.65 per share. Each option expires ten years after the date of grant and is exercisable in full on the grant date. In addition, directors are reimbursed for expenses incurred in connection with attending meetings of the Board of Directors and Board Committees.

                        EXECUTIVE OFFICERS OF THE COMPANY

     Our current executive officers are as follows:


NAME                        AGE                   POSITION
----                        ---                   --------


Richard J. DePiano.......    65   Chairman and Chief Executive Officer
Robert O'Connor..........    45   Chief Financial Officer


     Mr. DePiano has been a director of the Company since February 1996 and has served as Chairman and Chief Executive Officer of the Company since March 1997. Mr. DePiano has been the Chief Executive Officer of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986. Mr. DePiano also serves Chairman of the Board of Directors of PhotoMedex, Inc.

     Mr. O'Connor was appointed Chief Financial Officer of the Company on June 30, 2006. Mr. O'Connor joined the Company from BDO Seidman, LLP where he served as a senior manager from 2004. His prior experience includes both public and private accounting roles as a manager at PricewaterhouseCoopers, L.L.P., where he served in the middle market advisory services group from 1998 until 2000, and positions of controller and chief financial officer of Science Dynamics a manufacturer of high tech telecom equipment from 2000 until 2002 and Ianieri & Giampapa, LLC, a certified public accounting firm, from 2002 until 2004. Mr. O'Connor holds an MBA from Rutgers University -- Graduate School of Management and a B.S. from Kean University. He is a certified public accountant and a member of the American Institute of Certified Public Accountants (AICPA).

                             EXECUTIVE COMPENSATION

     The following table shows the compensation paid during each of the three fiscal years ended June 30, 2006 for services rendered in all capacities by our Chief Executive Officer and two other most highly compensated executive officers whose compensation exceeded $100,000 in the fiscal year ended June 30, 2006.

                           SUMMARY COMPENSATION TABLE


                                                                   LONG-TERM
                                                              COMPENSATION AWARDS
                                                           -------------------------
                                  ANNUAL COMPENSATION                     SECURITIES
                              --------------------------   OTHER ANNUAL   UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY      BONUS    COMPENSATION     OPTIONS    COMPENSATION(1)
---------------------------   ----   --------   --------   ------------   ----------   ---------------


Richard J. DePiano..........  2006   $308,500   $150,000       $ --         40,000         $ 9,600
  Chairman and Chief          2005   $300,000   $200,000       $ --         25,000         $32,600
  Executive Officer           2004   $261,375   $200,000       $ --         25,000         $33,148
Harry M. Rimmer**...........  2006   $155,000   $     --       $ --         20,000         $ 1,400
  Senior Vice President       2005   $150,000   $ 50,000       $ --         20,000         $ 6,900
  Finance                     2004   $125,460   $ 75,000       $ --         20,000         $ 7,200
Mark H. Karsch*.............  2006   $ 96,300   $ 31,400       $ --            N/A         $     0
  Exec. Vice President
  and Chief Financial
  Officer


--------

   (1) Includes payment by the Company of (i) in the case of Mr. DePiano, (a) an automobile allowance and (b) insurance premiums paid for life insurance; and (ii) in the case of Mr. Rimmer, an automobile allowance.

     * Mr. Karsch resigned in March 2006.

    ** Mr. Rimmer 's employment with the Company was terminated in September
       2006.

     As of June 30, 2006, we granted the following stock options to the persons named in the Summary Compensation Table:

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                         INDIVIDUAL GRANTS
                                          -----------------------------------------------
                                                       % OF TOTAL
                                           NUMBER OF     OPTIONS
                                          SECURITIES   GRANTED TO   EXERCISE
                                          UNDERLYING    EMPLOYEES     PRICE
                                            OPTIONS     IN FISCAL     (PER     EXPIRATION
NAME                                        GRANTED       YEAR       SHARE)       DATE
----                                      ----------   ----------   --------   ----------


Richard J. DePiano......................    40,000(1)     13.87%      $8.06     8/17/2015
Harry M. Rimmer.........................    20,000(1)      6.93%      $8.06     8/17/2015


--------

   (1) These options were granted under the Company's 1999 Equity Incentive Plan and have a term of ten years, subject to earlier termination in certain events. See "Employment Agreements". On June 30, 2006, the Compensation Committee of the Company approved the acceleration of vesting of all of the outstanding stock options to purchase shares of the Company's common stock. The acceleration applies to all stock options outstanding as of June 30, 2006 under the Company's 1991 Stock Option Plan, 1992 Stock Option Plan, 1993 Stock Option Plan, 1999 Stock Option Plan and 2004 Equity Incentive Plan.

     The following table show information with respect to options exercised during the fiscal year ended June 30, 2006 and held on June 30, 2006 by the persons named in the Summary Compensation Table and the status of their options at June 30, 2006.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES


                                                                                   VALUE OF UNEXERCISED
                                                    NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS
                           SHARES                  OPTIONS AT JUNE 30, 2006          AT JUNE 30, 2006
                        ACQUIRED ON     VALUE    ---------------------------   ---------------------------
NAME                      EXERCISE    REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    -----------   --------   -----------   -------------   -----------   -------------


Richard J. DePiano....    112,500     $273,375     236,897           0          $1,196,330        $-0-
Harry M. Rimmer.......         --     $    -0-     143,000           0          $  722,150        $-0-


     No awards were made to any named executive officer during such fiscal year under any long-term incentive plan. The Company does not currently sponsor any defined benefit or actuarial plans at this time.

EMPLOYMENT AGREEMENTS

     On May 12, 1998, the Company entered into an employment agreement with Richard J. DePiano as the Chairman and Chief Executive Officer of the Company. The initial term of the employment agreement commenced on May 12, 1998 and continued through June 30, 2001. The employment agreement renews on July 1 of each year for successive terms of three years unless either party notifies the other party at least 30 days prior to such date of the notifying party's determination not to renew the agreement. The current base salary provided under the agreement, as adjusted for yearly cost of living adjustments, is $308,500 per year, and the agreement provides for additional incentive compensation in the form of a cash bonus to be paid by the Company to Mr. DePiano at the discretion of the Board of Directors. The agreement also provides for health and long-term disability insurance and other fringe benefits as well as an automobile allowance of $800 per month.

     On June 23, 2005, the Company entered into a Supplemental Executive Retirement Benefit Agreement with Mr. DePiano. The agreement provides for the payment of supplemental retirement benefits to Mr. DePiano in the event of his termination of service Mr. DePiano with the Company under the following circumstances:

     - If Mr. DePiano retires at age 65 or older, the Company is obligated to pay the executive $8,000 per month for life, with payments commencing the month after retirement. If Mr. DePiano were to die within a period of three years after such retirement, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to him and his beneficiaries in the aggregate.

     - If Mr. DePiano dies before his retirement, while employed by the Company, the Company would be obligated to make 36 monthly payments to his beneficiaries of $8,000 per month commencing in the month after his death.

     - If Mr. DePiano were to become permanently disabled while employed by the Company, the Company would be obligated to pay the executive $8,000 per month for life, with payments commencing the month after he suffers such disability. If Mr. DePiano were to die within three years after suffering such disability, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to the covered executive and his beneficiaries in the aggregate.

     - If Mr. DePiano's employment with the Company is terminated by the Company, prior to him attaining age 65 or if he terminates his employment with the Company for good reason, as defined in the agreement, the Company would be obligated to pay him $8,000 per month for life. If Mr. DePiano were to die within a period of three years after such termination, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to him and his beneficiaries in the aggregate.

     During the fourth quarter of fiscal 2005, the Company recorded as an expense in our Consolidated Statement of Income, $1,087,000, which represents the present value of the supplemental retirement benefits awarded.

     As Chief Financial Officer, Mr. O'Connor's annual base salary is $200,000. Mr. O'Connor has been granted stock options to purchase 60,000 shares of the Company's common stock, which are exercisable in full as of the June 30, 2006 grant date. The exercise price of these options is $5.05 per share. Mr. O'Connor will be entitled to a severance payment equal to his annual base salary and an increase of his annual base salary to $250,000 in connection with a change of control.

                           RELATED-PERSON TRANSACTIONS

     The Company and a member of the Company's Board of Directors, Jay L. Federman, M.D., are founding and equal members of Ocular Telehealth Management, LLC ("OTM"). OTM is a diagnostic telemedicine company providing remote examination, diagnosis and management of disorders affecting the human eye. OTM's initial solution focuses on the diagnosis of diabetic retinopathy by creating access and providing annual dilated retinal examinations for the diabetic population. OTM was founded to harness the latest advances in telecommunications, software and digital imaging in order to create greater access and a more successful disease management for populations that are susceptible to ocular disease. Through June 30, 2006, the Company had invested $256,000 in OTM and owned 45% of OTM. The members of OTM have agreed to review the operations of OTM after 24 months of operations which began in April 2004, at which time the members each have the right to sell their membership back to OTM at fair market value. Such sale would be subject to OTM's ability to buy back the membership. The members met in May 2006 and decided to continue the operations of OTM, emphasizing that all additional funding will be provided pro-rata consistent with membership percentage ownership. The Company will provide administrative support functions to OTM. For the fiscal years ended 2006 and 2005 OTM recorded losses of $173,844 and $63,613, respectively. This investment is accounted for under the equity method of accounting and is included in other assets of the Company.

     Two relatives of a senior executive officer have provided legal services as either an employee or a consultant to the Company. Richard Depiano, Jr. (son of the Chief Executive Officer ("CEO")) is General Counsel to the Company, Mr. Depiano's salary plus bonus for the fiscal years 2006 and 2005 were $180,000 and $165,000, respectively and for fiscal 2005 he was granted options to purchase 20,000 shares of the Company at an exercise price of $8.06 per share. Caryn Lindsey (former daughter-in-law of the CEO) acted as a consultant for the Company for fiscal 2005 and as a consultant and employee during fiscal 2006. Ms. Lindsey in 2006 and 2005 received consulting fees and salary of $110,939 and $118,000, respectively and for fiscal 2005 she was granted options to purchase 3,000 shares of common stock of the Company at an exercise price of $4.97 per share.

                            AUDIT AND NON-AUDIT FEES

     Our Audit Committee approves the fees and other significant compensation to be paid to our independent public accountants for the purpose of preparing or issuing an audit report or related work. We provide appropriate funding, as determined by our Audit Committee, for payment of fees and other significant compensation to our independent public accountants. Our Audit Committee also preapproves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for us by our independent public accountants. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent public auditors to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     Our Audit Committee reviewed and discussed with its current independent public accountants, Mayer Hoffman McCann, the following fees for services rendered for the 2006 fiscal year and considered the compatibility of non-audit services with Mayer Hoffman McCann's independence.

     Audit Fees. Mayer Hoffman McCann, our independent public accountants, billed us $106,300 in total for the fiscal year ended June 30, 2006 in connection with (i) the audit of our annual consolidated financial statements for the fiscal year ended June 30, 2006, and (ii) BDO Seidman, our former independent public accountants, billed us $30,000 for the reviews of our consolidated financial statements included in our Form 10-QSB quarterly reports for the first three quarters of fiscal 2006.

     BDO Seidman, our former independent public accountants, billed us $104,000 in total for the fiscal year ended June 30, 2005 in connection with (i) the audit of our annual consolidated financial statements for the fiscal year ended June 30, 2005, and (ii) the reviews of our consolidated financial statements included in our Form 10-Q quarterly reports for 2005.

     Audit-Related Fees. We did not pay any audit-related fees to Mayer Hoffman McCann during fiscal 2006 or fiscal 2005 or to BDO Seidman during 2005.

     Tax Fees. We did not pay any fees to Mayer Hoffman McCann for tax services during fiscal 2006 or to BDO Seidman during fiscal 2005.

     All Other Fees. We did not pay any fees to Mayer Hoffman McCann for all any other services during the fiscal year ended June 30, 2006 or BDO Seidman during fiscal 2005.

                     CHANGES IN CERTIFIED PUBLIC ACCOUNTANTS

     On June 19, 2006, the Company dismissed BDO Seidman, as the Company's independent registered public accountants responsible for auditing its financial statements. The decision was approved by the Audit Committee of the Board of Directors of the Company.

     The report of BDO Seidman on the Company's consolidated financial statements for the fiscal year ended June 30, 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's fiscal year ended June 30, 2005 and the subsequent interim periods preceding BDO Seidman's dismissal, the Company had no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused it to make a reference to the subject matter of the disagreement in connection with its report on the financial statements for such years or subsequent interim periods.

     During the Company's fiscal year ended June 30, 2005 and the subsequent interim periods preceding BDO Seidman's dismissal, there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The change in accountants did not result from any dissatisfaction with the quality of professional services that have been rendered by BDO Seidman as the independent accountants of the Company.

     On June 30, 2006, the Audit Committee of the Company's Board of Directors approved the appointment of Mayer Hoffman McCann as the Company's independent public accountants for the year ended June 30, 2006. During the two fiscal years ended June 30, 2005 and subsequent interim periods, neither the Company nor anyone engaged on the Company's behalf consulted with Mayer Hoffman McCann regarding: (i) the application of accounting principles to a specified transaction, either competed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).

REPORT OF THE AUDIT COMMITTEE

     The following report of our Audit Committee shall not be deemed proxy solicitation material, and shall not be deemed filed with the SEC or incorporated by reference into any of our filings under the Exchange Act or the Securities Act of 1933.

     The Audit Committee of our Board of Directors was established in accordance with the Exchange Act and reviews the financial reporting process, including the overview of our financial reports and other financial information we provide to governmental or regulatory bodies, the public and others who rely thereon; our systems of internal accounting and financial controls; the selection, evaluation and retention of our independent public accountants; and the annual independent audit of our financial statements.

     Each of our Audit Committee members satisfies the independence requirements of the Exchange Act and Nasdaq rules and complies with the financial literacy requirements thereof. Our Board of Directors has determined that all members of Audit Committee, Anthony J. Coppola, Lisa A. Napolitano and William L.G. Kwan, satisfy the audit committee financial expert requirements and have the requisite experience as defined by the SEC's rules. Our Board of Directors adopted a written charter for our Audit Committee on May 9, 2000 and amended such charter on July 8, 2004 to comply with new Nasdaq rules. The full text of the Audit Committee Charter as currently in effect was included as an exhibit to our proxy statement for our 2004 annual meeting and is available on our website. Our Audit Committee reviews and reassesses the adequacy of the charter on an annual basis.

     Our Audit Committee has reviewed our audited consolidated financial statements and discussed those statements with management. Our Audit Committee has also discussed with Mayer Hoffman McCann our independent public accountants during fiscal 2006, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

     Our Audit Committee received from Mayer Hoffman McCann and reviewed the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Mayer Hoffman McCann matters relating to its independence.

     On the basis of these reviews and discussions, our Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 and be filed with the SEC.

                                        Submitted by:
                                        Audit Committee
                                        Anthony J. Coppola
                                        William L.G. Kwan
                                        Lisa A. Napolitano

November 11, 2006

                              SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in our proxy statement for our 2007 annual meeting of shareholders must deliver such proposal in writing to our Secretary at our principal executive offices at 565 East Swedesford Road, Suite 200, Wayne, PA 19087 no later than August 1, 2007.

     Pursuant to Section 2.3 of our Bylaws, if a shareholder wishes to present at our 2007 annual meeting of shareholders (i) a proposal relating to nominations for and election of directors for consideration by the Governance and Nominating Committee of our Board of Directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, the shareholder must comply with the provisions relating to shareholder proposals set forth in our Bylaws, which are summarized below. Written notice of any such proposal containing the information required under our Bylaws, as described herein, must be delivered in person, by first class United States mail postage prepaid or by reputable overnight delivery service to the Governance and Nominating Committee in care of our Secretary, for nomination proposals only, or to the attention of our Secretary for all other matters, at our principal executive offices at 565 East Swedesford Road, Suite 200, Wayne, PA 19087 during the period commencing on August 1, 2007 and ending on August 31, 2007.

     A written proposal of nomination for a director must set forth:

     - the name and address of the shareholder who intends to make the nomination (the "Nominating Shareholder");

     - the name, age, business address and, if known, residence address of each person so proposed;

     - the principal occupation or employment of each person so proposed for the past five years;

     - the number of shares of our capital stock beneficially owned within the meaning of SEC Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock;

     - a description of any arrangement or understanding between each person so proposed and the Nominating Shareholder with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person as a director;

     - the written consent of each person so proposed to serve as a director if nominated and elected as a director; and

     - such other information regarding each such person as would be required under the proxy rules of the SEC if proxies were to be solicited for the election as a director of each person so proposed.

     Only candidates nominated by shareholders for election as a member of our Board of Directors in accordance with our Bylaw provisions as summarized herein will be eligible for consideration by the Governance and Nominating Committee to be nominated for election as a member of our Board of Directors at our 2007 annual meeting of shareholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at our 2007 annual meeting of shareholders.

     A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy rules of the SEC if proxies were solicited for shareholder consideration of the matter at a meeting of shareholders. Only shareholder proposals submitted in accordance with the Bylaw provisions summarized above will be eligible for presentation at our 2007 annual meeting of shareholders, and any matter not submitted to our Board of Directors in accordance with such provisions will not be considered or acted upon at our 2007 annual meeting of shareholders.

                                  OTHER MATTERS

     Our Board of Directors does not know of any matters to be presented for consideration at our annual meeting other than the matters described in the notice of annual meeting, but if any matters are properly presented, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

PROXY                                                              PROXY

                              ESCALON MEDICAL CORP.
                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                DECEMBER 28, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Richard J. DePiano and Robert O'Connor, or either of them acting alone in the absence of the other, the attorneys, agents and proxies of the undersigned, with full powers of substitution (the "Proxies"), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of shareholders (the "Annual Meeting") of Escalon Medical Corp. (the "Company") to be held at the offices of Duane Morris LLP, 30 South 17th Street, 12th Floor, Philadelphia, Pennsylvania, on December 28, 2006 at 9:00 a.m. or any adjournment or continuation thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

1. ELECTION OF CLASS I    ___FOR all nominees listed     ____WITHHOLD AUTHORITY
   DIRECTORS              below (except as marked        to vote for the all
                          to contrary)                   nominees

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE FOLLOWING LIST:

                               Anthony J. Coppola
                               William L.G. Kwan

      THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH OF THE NOMINEES IN PROPOSAL 1.

2. OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may come before the Annual Meeting and any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.

           IMPORTANT - PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN
              THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED "FOR" EACH NOMINEE FOR CLASS I DIRECTOR. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING, REQUESTING THAT YOUR PROXY BE REVOKED AND ELECTING TO VOTE IN PERSON.


      Please sign exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian or corporate officer, please give full title.

                              DATE _________________________________, 2006

                              ____________________________________________
                              SIGNATURE

                              ____________________________________________
                              SIGNATURE

                              I Do_ I Do Not_ expect to attend the meeting.


                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.